Quarterly Holdings Report
for

Fidelity® Select Portfolio®

Construction and Housing Portfolio

May 31, 2019

HOU-QTLY-0719
1.802162.115

Schedule of Investments May 31, 2019 (Unaudited)

Showing Percentage of Net Assets

Common Stocks - 99.4%
	Shares	Value
Building Products - 16.0%
Building Products - 16.0%
Allegion PLC	43,000	$4,173,150
American Woodmark Corp. (a)	22,500	1,631,025
Armstrong World Industries, Inc.	31,000	2,749,700
Continental Building Products, Inc. (a)	81,600	1,862,112
Jeld-Wen Holding, Inc. (a)	125,400	2,368,806
Johnson Controls International PLC	86,134	3,317,882
Lennox International, Inc.	19,500	5,150,145
Masco Corp.	182,100	6,358,932
Owens Corning	75,443	3,656,722
Patrick Industries, Inc. (a)	38,600	1,574,494
Simpson Manufacturing Co. Ltd.	57,700	3,510,468
Universal Forest Products, Inc.	56,500	1,822,125
		38,175,561
Commercial Services & Supplies - 0.8%
Environmental & Facility Services - 0.8%
ABM Industries, Inc.	52,605	1,906,931
Construction & Engineering - 8.1%
Construction & Engineering - 8.1%
Arcosa, Inc.	49,000	1,660,610
EMCOR Group, Inc.	35,228	2,837,968
Fluor Corp.	93,200	2,583,504
Jacobs Engineering Group, Inc.	63,202	4,758,479
Quanta Services, Inc.	107,600	3,740,176
Williams Scotsman Corp. (a)	278,100	3,776,598
		19,357,335
Construction Materials - 5.3%
Construction Materials - 5.3%
Summit Materials, Inc. (a)	223,600	3,125,928
Vulcan Materials Co.	76,831	9,596,960
		12,722,888
Equity Real Estate Investment Trusts (REITs) - 19.8%
Residential REITs - 18.3%
American Campus Communities, Inc.	113,000	5,234,160
American Homes 4 Rent Class A	211,600	5,165,156
Equity Lifestyle Properties, Inc.	39,587	4,816,154
Equity Residential (SBI)	346,000	26,493,220
UMH Properties, Inc.	145,700	1,939,267
		43,647,957
Specialized REITs - 1.5%
Weyerhaeuser Co.	160,200	3,652,560

TOTAL EQUITY REAL ESTATE INVESTMENT TRUSTS (REITS)		47,300,517

Household Durables - 14.1%
Homebuilding - 14.1%
Blu Homes, Inc. (a)(b)(c)	11,990,913	20,739
D.R. Horton, Inc.	257,300	11,002,148
KB Home	59,800	1,502,774
M.D.C. Holdings, Inc.	63,600	1,998,948
NVR, Inc. (a)	1,983	6,348,713
PulteGroup, Inc.	190,700	5,911,700
Skyline Champion Corp.	158,190	3,700,064
TopBuild Corp. (a)	39,600	3,139,092
		33,624,178
Real Estate Management & Development - 2.0%
Real Estate Development - 2.0%
Cushman & Wakefield PLC	142,800	2,407,608
Howard Hughes Corp. (a)	23,300	2,396,172
		4,803,780
Specialty Retail - 33.3%
Home Improvement Retail - 33.3%
Lowe's Companies, Inc.	385,570	35,965,970
The Home Depot, Inc.	228,831	43,443,566
		79,409,536
TOTAL COMMON STOCKS
(Cost $170,378,765)		237,300,726

Money Market Funds - 0.7%
Fidelity Cash Central Fund 2.41% (d)
(Cost $1,616,402)	1,616,079	1,616,402
TOTAL INVESTMENT IN SECURITIES - 100.1%
(Cost $171,995,167)		238,917,128
NET OTHER ASSETS (LIABILITIES) - (0.1)%		(270,880)
NET ASSETS - 100%		$238,646,248

Legend

 (a) Non-income producing

 (b) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $20,739 or 0.0% of net assets.

 (c) Level 3 security

 (d) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost
Blu Homes, Inc.	6/10/13	$4,000,001

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$10,619
Fidelity Securities Lending Cash Central Fund	15
Total	$10,634

Amounts in the income column in the above table include any capital gain distributions from underlying funds.

Investment Valuation

Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Security transactions are accounted for as of trade date. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund’s valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee. The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels: Level 1 - quoted prices in active markets for identical investments: Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds etc.): Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available). Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent semiannual or annual shareholder report.

The fund's schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund's shareholders. For more information regarding the fund and its holdings, please see the fund's most recent prospectus and annual report.

Third party trademarks and service marks are the property of their respective owners. All other trademarks and service marks are the property of FMR LLC or an affiliate.